Commitments and Contingencies - Schedule of Future Minimum Lease Payments under Noncancelable Capital Leases (Details) - Sarcos Corp and Subsidiaries - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
2021	$ 84	$ 86
2022	87	87
2023	88	87
2024	87	87
Minimum lease payment including interest	346	347
Amount representing interest	29	38
Minimum lease payments excluding interest	$ 317	$ 309